Exhibit 10.2

FORM OF ASSUMPTION AGREEMENT

THIS AGREEMENT is made effective as of the 6th day of January, 2010.

AMONG:

NEXAIRA WIRELESS INC., a Nevada corporation, having an address at 1404 510 West Hastings Street, Vancouver, British Columbia, Canada  V6B 1L8

(“Pubco”)

AND:

NEXAIRA, INC., a California corporation, having an address at 6650 Lusk Blvd, Suite 203, San Diego, California, USA, 92122

(“Priveco”)

AND:

                                             , having an address                                             .

 (the “Debt Holder”)

A.

Priveco is indebted to the Debt Holder pursuant to a promissory note issued in favour of the Debt Holder dated ________ (the “Priveco Debt”), in the principal sum of   ________

B.

Priveco has agreed to assign, and Pubco has agreed to assume, Priveco’s liability and obligation to repay US$________ of the principal amount of the Priveco Debt (the “Assumed Amount”) to the Debt Holder (the “Assumption”); and

C.

The Debt Holder wishes to enter into this Agreement, based on the terms set forth herein, to consent to the Assumption.

THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto) the parties hereto covenant and agree as follows:

1.

ASSIGNMENT

1.1

Priveco does hereby transfer, assign and set over unto Pubco all of the debts, liabilities, obligations related to the Assumed Amount due or hereafter due to the Debt Holder.

2.

ASSUMPTION

2.1

Pubco does hereby assume all debts, liabilities and obligations of Priveco related to the Assumed Amount due or hereafter due to the Debt Holder.

3.

CONVERSION

3.1

Upon the demand of the Debt Holder, Pubco will issue ________ shares of Pubco common stock and ________ Pubco common stock purchase warrants to the Debt Holder pursuant to the Debt Conversion Agreement dated January 6, 2010 (the “Debt Conversion Agreement”) in full satisfaction and settlement of the Assumed Amount.

4.

CONSENT

4.1

The Debt Holder hereby consents to the Assumption of the Assumed Amount.

5.

REPRESENTATIONS AND WARRANTIES OF THE DEBT HOLDER

5.1

The Debt Holder represents and warrants that all of the representations and warranties contained in the Debt Conversion Agreement thereto, as executed by the Debt Holder, are true and accurate with respect to all securities to be issued in connection with the Assumption as of the date of this Agreement.

6.

INDEMNITY

6.1

Priveco hereby covenants and agrees that he will indemnify and save harmless Pubco against all costs, damages, liabilities, charges, expenses and claims made from and after the date of this Agreement by the Debt Holder with respect to matters arising out of the Priveco Promissory Note.

7.

FURTHER ASSURANCES

7.1

Each of the parties hereto will do any and all such acts and will execute any and all such documents as may reasonably be necessary from time to time to give full force and effect to the provisions and intent of this Agreement.

8.

GENERAL PROVISIONS

8.1

This Agreement shall be governed by and construed in accordance with the laws of British Columbia and the laws of Canada applicable therein.

8.2

The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

8.3

Time is of the essence of this Agreement.

8.4

This Agreement will be binding upon and will enure to the benefit of the parties hereto and their respective successors and assigns.

8.5

This Agreement is the whole agreement between the parties hereto in respect of the Assumption contemplated hereby and there are no warranties, representations, terms, conditions, or collateral agreements expressed or implied, statutory or otherwise, other than expressly set forth in this Agreement.

8.6

This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

8.7

Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date set forth on page one of this Agreement.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

NEXAIRA WIRELESS INC.

Per:
Authorized Signatory
Name: Ralph Proceviat
Title:   Chief Financial Officer and Director

NEXAIRA, INC.

Per:
Authorized Signatory
Name: Ralph Proceviat
Title:  Chief Financial Officer and Director

(Debt Holder)

Per:
Authorized Signatory
Name:
Title: